                                                                                                       EXHIBIT 99.1

                                            COMPANY           AYOTTE MUSIC INC.                                 CERTIFICATE RECEIVED
                                                    ---------------------------------------------------------------
NUMBER OF SHARES                           REGISTERED HOLDER      TRANSFER (OR ALLOTMENT) FROM        DATE                    20
                ------------------------                                                                  -------------------   ----
CERTIFICATE NUMBER                COMMON                              (1)  Allotment from Treasury
                  ----------------------
CLASS                                NPV
     -----------------------------------
PAR VALUE
         -------------------------------
DATE OF ISSUE
             ---------------------------
                                 INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA

   CERTIFICATE NUMBER       CLASS                PAR VALUE                        DATE OF ISSUE            NUMBER OF SHARES

                                      TRANSFER OF THESE SHARES IS RESTRICTED
                                                 AYOTTE MUSIC INC.


                  THIS CERTIFIES THAT

                  is the registered holder of the number and class of shares described hereon, such shares being fully paid up and non-assessable in the Capital of the Company, and subject to the Memorandum and Articles of the Company, transferable on the books of the Company by the registered holder in person, or by Attorney duly authorized in writing, upon surrender of this Certificate properly endorsed.

                                            IN WITNESS  WHEREOF  the Company has
                                            caused this Certificate to be signed
                                            by its duly authorize  officers (s),
                                            and,  where  required,  to be sealed
                                            with its common seal, on the date of
                                            issue.

                                                      AYOTTE  MUSIC  INC.
                                            ------------------------------------


                                            ------------------------------------
                                            Director                     (Title)

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